SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                               FORM 8-K


                             CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 12, 1995
                                                ------------------


                     The CIT Group Holdings, Inc.
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         (Exact name of registrant as specified in its charter)


   Delaware           1-1861                  13-2994534
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 (State or other     (Commission             (IRS Employer
  jurisdiction of     File Number)             Identification No.)
  incorporation)


                      1211 Avenue of the Americas
                       New York, New York  10036
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Registrant's telephone number, including area code (212) 536-1950
                                                   ---------------



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(Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         See attached press release.

                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      THE CIT GROUP HOLDINGS, INC.
                                      ------------------------------
                                             (Registrant)


                                      By /s/ JOSEPH M. LEONE
                                        ----------------------------
                                        Joseph M. Leone
                                        Executive Vice President and
                                        Chief Financial Officer

Dated:  October 16, 1995

[Logo of The CIT Group, Inc.]                 Contact:  Joseph M. Leone
                                                        Chief Financial Officer
                                                        (201)740-5752



FROM:               THE CIT GROUP HOLDINGS, INC.
                    1211 AVENUE OF THE AMERICAS
                    NEW YORK, NY  10036

FOR IMMEDIATE RELEASE
---------------------
 THE CIT GROUP REPORTS RECORD EARNINGS OF $58.4 MILLION FOR THIRD QUARTER 1995
 -----------------------------------------------------------------------------
                           UP 11.1 PERCENT OVER 1994
                           -------------------------
          NINE MONTH EARNINGS UP 10.7 PERCENT TO RECORD $167.8 MILLION
          ------------------------------------------------------------

     NEW YORK, NEW YORK, October 12, 1995 --- The CIT Group Holdings, Inc., one of the nation's leading asset-based finance companies, today reported record net income of $58.4 million for the quarter ended September 30, 1995, an increase of
11.1 percent from the $52.6 million reported for the 1994 third quarter. Net income for the first nine months of 1995, also a record, totaled $167.8 million, an increase of 10.7 percent from $151.6 million in 1994. The 1995 earnings reflect increased finance income from a higher level of financing and leasing assets and continued emphasis on credit quality, offset by increased interest expense.

     "Those who predicted a recession in 1995 have been proven wrong," said Albert R. Gamper, Jr., CIT president and chief executive officer. "CIT's formidable performance and growth is confirmation of the underlying strength of the economy. We expect to see this trend continuing into the fourth quarter."

Other highlights:

         o Financing and leasing assets totaled a record $16.80 billion, up $1.14 billion (7.3%) from $15.66 billion at December 31, 1994. The increase reflects continued strong volume primarily in the
              Consumer Finance, Industrial Financing and Sales Financing business units, offset, in part, by securitizations of finance receivables.

         o Net finance income rose to $178.8 million (4.60% of average financing and leasing assets "AEA") in the 1995 third quarter, compared to $160.8 million (4.68% of AEA) in the 1994 third quarter. For the nine months ended September 30, 1995, net finance income totaled $514.9 million (4.52% of AEA), compared to $486.3 million (4.83% of AEA). The changes for each period reflect the growth in financing and leasing assets, offset by higher interest expense.

         o Fees and other income totaled $47.8 million in the third quarter of 1995 compared with $47.0 million in 1994. For the nine months ended September 30, 1995, fees and other income totaled $133.1 million, up slightly from $131.7 million in 1994. These increases reflect higher gains on asset sales and fee income, offset by lower factoring commissions.

         o Salaries and general operating expenses for the third quarter and nine months ended September 30, 1995 were relatively unchanged in comparison to the 1994 periods. As a percent of AEA, salaries and general operating expenses improved to 2.21 percent for the quarter ended September 30, 1995 from 2.48 percent in 1994 and
              2.22 percent for the first nine months of 1995 from 2.51 percent for the comparable 1994 period. These improvements reflect operating efficiencies in Commerical Services and Industrial Financing, as well as growth of the Consumer Finance business.

         o Net credit losses for the third quarter of 1995 were $21.9 million, 0.57 percent of average finance receivables, up from $18.2 million, 0.52 percent of average finance receivables for the third quarter of 1994. Year-to-date net credit losses totaled $56.7 million, 0.50 percent of average finance receivables, an improvement from $67.1 million, 0.66 percent of average finance receivables in 1994.

         o    Finance  receivables  past  due 60  days or  more  totaled  $275.5 million (1.75 percent of finance receivables) at September 30, 1995, compared with $194.9 million (1.28 percent of finance receivables) at June 30, 1995 and $176.9 million (1.20 percent of finance receivables) at December 31, 1994. Past due finance receivables on nonaccrual status increased to $156.2 million (0.99 percent of finance receivables) at September 30, 1995 from $93.3 million (0.62 percent of finance receivables) at June 30, 1995 and $110.2 million (0.75 percent of finance receivables) at year-end 1994.

         o Assets received in the settlement of loans improved to $41.3 million at September 30, 1995 from $84.8 million at June 30, 1995 and $86.5 million at December 31, 1994.

         o The ratio of debt-to-equity was 7.11 to 1 at September 30, 1995 compared to 7.05 to 1 at June 30, 1995 and 6.91 to 1 at December 31, 1994.

     The CIT Group Holdings, Inc., one of the nation's largest asset-based lenders, is owned 60 percent by The Dai-Ichi Kangyo Bank, Limited, one of the largest banks in the world, and 40 percent by Chemical Banking Corporation, the third largest bank holding company in the United States.

              (SEE ATTACHED TABLES FOR ADDITIONAL FINANCIAL DATA)

                                     # # #



                          THE CIT GROUP HOLDINGS, INC.

                                AND SUBSIDIARIES

                         CONSOLIDATED INCOME STATEMENTS

                         (DOLLAR AMOUNTS IN THOUSANDS)


                                                                                     THREE MONTHS ENDED
                                                                                        SEPTEMBER 30
                                                                   -----------------------------------------------------------------
                                                                          1995           % TO AEA            1994          % TO AEA
                                                                   ---------------------------------  ------------------------------
Finance income ...............................................          $388,789          9.97%*           $322,189          9.29%*
Interest expense .............................................           210,015          5.37*             161,349          4.61*
                                                                        --------          ----             --------          ----

  Net finance income .........................................           178,774          4.60              160,840          4.68

Fees and other income ........................................            47,847          1.23               46,966          1.37
                                                                        --------          ----             --------          ----

  Operating revenue ..........................................           226,621          5.83              207,806          6.05

Salaries and general operating expenses ......................            85,890          2.21               85,194          2.48

Net credit losses ............................................            21,947           .57**             18,225           .52**
Provision for finance receivables increase ...................             2,092           .05                1,816           .05
                                                                        --------          ----             --------          ----
  Provision for credit losses ................................            24,039           .62               20,041           .57

Depreciation on operating lease equipment ....................            21,462           .55               16,397           .49
                                                                        --------          ----             --------          ----

  Operating expenses .........................................           131,391          3.38              121,632          3.54
                                                                        --------          ----             --------          ----

Income before provision for income taxes .....................            95,230          2.45               86,174          2.51

Provision for income taxes ...................................            36,792           .95               33,587           .98
                                                                        --------          ----             --------          ----

  Net income .................................................          $ 58,438          1.50%            $ 52,587          1.53%
                                                                        ========          ====             ========          ====

Average financing and leasing assets (AEA)                           $15,555,094                        $13,732,106

Average finance receivables                                          $15,550,045                        $14,059,245

 *    Excludes  interest income and interest expense relating
      to interest-bearing deposits
 **   Percent to average finance receivables



                          THE CIT GROUP HOLDINGS, INC.

                                AND SUBSIDIARIES

                         CONSOLIDATED INCOME STATEMENTS

                         (DOLLAR AMOUNTS IN THOUSANDS)


                                                                                           NINE MONTHS ENDED
                                                                                              SEPTEMBER 30
                                                                     ---------------------------------------------------------------
                                                                          1995          % TO AEA             1994           % TO AEA
                                                                     ------------------------------    -----------------------------

Finance income ...............................................         $1,133,052         9.90%*          $  923,695         9.08%*
Interest expense .............................................            618,202         5.38*              437,444         4.25*
                                                                       ----------         ----            ----------         ----

  Net finance income .........................................            514,850         4.52               486,251         4.83

Fees and other income ........................................            133,063         1.17               131,748         1.31
                                                                       ----------         ----            ----------         ----

  Operating revenue ..........................................            647,913         5.69               617,999         6.14

Salaries and general operating expenses ......................            252,989         2.22               252,189         2.51

Net credit losses ............................................             56,673          .50**              67,139          .66**
Provision for finance receivables increase ...................             10,550          .09                 5,194          .05
                                                                       ----------         ----            ----------         ----
  Provision for credit losses ................................             67,223          .59                72,333          .71

Depreciation on operating lease equipment ....................             56,278          .49                47,275          .47
                                                                       ----------         ----            ----------         ----

  Operating expenses .........................................            376,490         3.30               371,797         3.69
                                                                       ----------         ----            ----------         ----

Income before provision for income taxes .....................            271,423         2.39               246,202         2.45

Provision for income taxes ...................................            103,660          .92                94,609          .94
                                                                       ----------         ----            ----------         ----

  Net income .................................................         $  167,763         1.47%           $  151,593         1.51%
                                                                       ==========         ====            ==========         ====

Average financing and leasing assets (AEA)                            $15,199,974                         $13,408,639

Average finance receivables                                           $15,212,597                         $13,518,880

*    Excludes  interest income and interest expense relating
     to  interest-bearing  deposits
**   Percent to average finance receivables



                          THE CIT GROUP HOLDINGS, INC.

                                AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                         (DOLLAR AMOUNTS IN THOUSANDS)
                                                                   SEPTEMBER 30,   DECEMBER 31,
                                                                       1995            1994
                                                                  --------------  --------------

Assets
Financing and leasing assets

Capital Equipment Financing ....................................   $  4,466,977    $  4,493,531
Business Credit ................................................      1,650,080       1,442,049
Credit Finance .................................................        766,539         719,642
                                                                   ------------    ------------
  Corporate Finance ............................................      6,883,596       6,655,222

Commercial Services ............................................      1,964,553       1,896,233

Industrial Financing ...........................................      4,635,230       4,269,693
Sales Financing ................................................      1,367,059       1,402,443
                                                                   ------------    ------------
  Dealer and Manufacturer Financing ............................      6,002,289       5,672,136

Consumer Finance ...............................................        930,558         570,772
                                                                   ------------    ------------

  Finance receivables ..........................................     15,780,996      14,794,363
Reserve for credit losses ......................................       (202,142)       (192,421)
                                                                   ------------    ------------
  Net finance receivables ......................................     15,578,854      14,601,942

Operating lease equipment ......................................      1,017,625         867,914
                                                                   ------------    ------------
  Net financing and leasing assets .............................     16,596,479      15,469,856

Cash and cash equivalents ......................................        109,652           6,558

Other assets ...................................................        535,419         487,076
                                                                   ------------    ------------
  Total assets .................................................   $ 17,241,550    $ 15,963,490
                                                                   ============    ============

Liabilities and Stockholders' Equity
Debt
Commercial paper ...............................................   $  5,231,479    $  5,660,194
Variable rate notes ............................................      4,377,500       3,812,500
Fixed rate notes ...............................................      3,442,582       2,623,150
Subordinated fixed rate notes ..................................        300,000         300,000
                                                                   ------------    ------------
  Total debt ...................................................     13,351,561      12,395,844

Credit balances of factoring clients ...........................      1,077,371         993,394
Accrued liabilities and payables ...............................        493,806         354,714
Deferred Federal income taxes ..................................        441,814         426,511
                                                                   ------------    ------------
  Total liabilities ............................................     15,364,552      14,170,463

Stockholders' equity
Common stock - authorized, issued and outstanding - 1,000 shares        250,000         250,000
Paid-in capital ................................................        408,320         408,320
Retained earnings ..............................................      1,218,678       1,134,707
                                                                   ------------    ------------
  Total stockholders' equity ...................................      1,876,998       1,793,027
                                                                   ------------    ------------
  Total liabilities and stockholders' equity ...................   $ 17,241,550    $ 15,963,490
                                                                   ============    ============